UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2023 (January 9, 2023)

Better World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39698	85-2448447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

775 Park Avenue

New York, New York 10021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 450-9700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant	BWACU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	BWAC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	BWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 9, 2023, Better World Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Listing Rule 5620(a) for continued listing, due to the Company’s failure to hold an annual meeting of stockholders within twelve months of the end of the Company’s fiscal year ended December 31, 2021. The Notice is only a notice a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market.

The Notice states that the Company has until February 23, 2023 to submit a plan to regain compliance with Listing Rule 5620(a). The Company intends to timely submit a plan to regain compliance with Listing Rule 5620(a) within the required timeframe. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the fiscal year end, or until June 29, 2023, to evidence compliance with Listing Rule 5620(a). If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better World Acquisition Corp.

Dated: January 13, 2023	By:	/s/ Peter S.H. Grubstein
		Name:	Peter S.H. Grubstein
		Title:	Chief Financial Officer

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